UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2023

Sovos Brands, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40837	81-5119352
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

168 Centennial Parkway, Suite 200 Louisville, CO		80027
(Address of principal executive offices)		(Zip Code)

(720) 316-1225

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SOVO	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 5, 2023, Sovos Brands, Inc. (the “Company”) announced the promotion of E. Yuri Hermida, age 50, to President effective December 11, 2023. Mr. Hermida has served as the Company’s Chief Growth Officer since he joined the Company in October 2022.

Prior to joining the Company, Mr. Hermida served as an executive vice president of Reckitt Benckiser from September 2020 to September 2022, overseeing the North American hygiene business and served as the regional director for Central Eastern Europe from January 2019 to August 2020. Prior to January 2019, Mr. Hermida held various positions at Procter and Gamble from August 1996 to October 2018, including country manager for the Malaysia and Singapore region, general manager of Baby Care for the Greater China region, and vice president of Feminine and Baby Care for North America. He earned his B.A. in industrial engineering from ITESM University in Mexico City.

Mr. Hermida will continue to participate in the Company’s Annual Incentive Plan, 2021 Equity Incentive Plan and Amended and Restated 2023 Severance Plan for Executives, and, in connection with his promotion, received 4,562 restricted stock units, with terms consistent with the Company’s annual restricted stock unit award previously granted to Mr. Hermida. Mr. Hermida is also party to an Executive Officer and Director Indemnification Agreement with the Company, consistent with the Company’s form agreement.

Item 7.01.Regulation FD Disclosure

On December 5, 2023, the Company announced in a press release the promotion of E. Yuri Hermida to President. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

The information provided under this Item 7.01, including the accompanying press release, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit
99.1	Press Release of Sovos Brands, Inc. dated December 5, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

SOVOS BRANDS, INC.

	By:	/s/ Isobel A. Jones
	Name:	Isobel A. Jones
	Title:	Secretary

Date: December 5, 2023